SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 5, 2013

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2013, Piper Jaffray Companies (the “Company”) and Brien M. O’Brien, the Company’s Head of Asset Management and the Chairman and Chief Executive Officer of Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of the Company, entered into a second amendment (the “Amendment”) to the employment agreement (the “Agreement”) between the Company and Mr. O’Brien. The Amendment is effective as of January 30, 2013. The Amendment extends the term of the Agreement until January 1, 2018 and provides that the Company will continue to employ Mr. O’Brien as Chairman and Chief Executive Officer of ARI and Head of Asset Management of the Company through December 31, 2013, and then as Chairman of ARI from January 1, 2014 through January 1, 2018. Effective January 1, 2014, there will be a new Chief Executive Officer of ARI and Head of Asset Management of the Company, and Mr. O’Brien will continue to aid in the development of his successor for the role of Chief Executive Officer of ARI and Head of Asset Management of the Company and will assist with his successor’s transition into such positions.

The Amendment provides that Mr. O’Brien’s annual base salary for the period beginning January 1, 2015 and ending December 31, 2017 will be $1,500,000. His annual base salary for 2013 and 2014 remain unchanged.

The Amendment further provides that the quarterly and annual payments due to Mr. O’Brien based on Asset Management EBITDA (as defined in the Agreement) pursuant to the Agreement will be payable for the applicable periods occurring before December 31, 2014. Mr. O’Brien will be eligible for a discretionary bonus in an amount to be determined by the Company’s Chief Executive Officer and ARI’s Chief Executive Officer for calendar years 2015, 2016 and 2017.

The foregoing description of the terms of the Amendment is a summary and is qualified in all respects by reference to the Amendment, which is included as Exhibit 10.1 and incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

No.	Description

10.1	Second Amendment to Employment Agreement, entered into effective as of January 30, 2013, by and between the Company and Brien M. O’Brien

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: February 8, 2013	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing

10.1	Second Amendment to Employment Agreement, entered into effective as of January 30, 2013, by and between the Company and Brien M. O’Brien	Filed Electronically